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                                                                  Exhibit 10-7



                           SEVENTH AMENDMENT AGREEMENT

        THIS SEVENTH AMENDMENT AGREEMENT ("Agreement") is made as of the 26th day of June, 2002, by and among BANK ONE, NA (fka Bank One, Akron, NA) ("Lender"), LEXINGTON PRECISION CORPORATION, a Delaware corporation ("LPC"), and LEXINGTON RUBBER GROUP, INC. (FKA LEXINGTON COMPONENTS, INC.), a Delaware corporation ("LRG", hereinafter LPC and LRG are referred to each as "Borrower" singularly and referred to jointly and severally as "Borrowers", which term shall mean each of the companies individually and both of the companies collectively).

        WHEREAS, Borrowers and Lender are parties to a certain Credit Facility and Security Agreement, including Rider A thereto, dated as of January 31, 1997, as amended and as it may from time to time be further amended, supplemented or otherwise modified, which provides for certain credit facilities all upon the terms and conditions set forth therein ("Credit and Security Agreement");

        WHEREAS, Borrowers and Lender desire to amend the Credit and Security Agreement to modify certain provisions thereof; and

        WHEREAS, each term used herein shall be defined in accordance with the Credit and Security Agreement.

        NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein and for other valuable considerations, Borrowers and Lender agree as follows:

        1. Section 2(B)(2)(b) of the Credit and Security Agreement is hereby deleted in its entirety with the following being inserted in place thereof:

                (b) Fixed Principal Installments. Subject otherwise to the terms and provisions of the North Canton Term Note, the principal balance of the North Canton Term Loan shall be payable in three (3) consecutive, equal monthly installments of ELEVEN THOUSAND ONE HUNDRED ELEVEN AND 11/100 DOLLARS ($11,111.11) each, commencing on July 1, 2002 and continuing on the first day of each calendar month thereafter with the balance thereof payable in full on October 1, 2002.

        2. Section 2(C)(2)(b) of the Credit and Security Agreement is hereby deleted in its entirety with the following being inserted in place thereof:

                (b) Fixed Principal Installments. Subject otherwise to the terms and provisions of the Vienna Term Note, the principal balance of the Vienna Term Loan shall be payable in three (3) consecutive, equal monthly installments of EIGHT THOUSAND THREE HUNDRED
           THIRTY THREE AND 33/100 DOLLARS ($8,333.33) each, commencing on
           July 1, 2002 and continuing on the first day of each


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           calendar month thereafter with the balance thereof payable in full on October 1, 2002.

        3. Section 2(D)(2) of the Credit and Security Agreement is hereby deleted in its entirety with the following being inserted in place thereof:

           2. CASA GRANDE TERM LOAN. At the end of the Casa Grande
        Commitment Period, the Casa Grande Construction Loans automatically converted to a term loan (the "Casa Grande Term Loan"). The Casa Grande Note shall evidence the Casa Grande Term Loan. The Casa Grande Term Loan shall be payable in three (3) consecutive, equal monthly principal installments of SIXTEEN THOUSAND SIX HUNDRED SIXTY-SIX AND 00/100 DOLLARS ($16,666.00) each, together with all accrued interest due at the time of payment of each such installment of principal, commencing on July 1, 2002 and continuing on the first day of each calendar month thereafter with the balance thereof payable in full on October 1, 2002. The Casa Grande Term Loan shall bear interest on the unpaid principal balance at a rate per annum equal to the Base Rate plus three-fourths of one percent (3/4%). Such interest is payable monthly commencing on July 1, 2002 and continuing on the first day of each calendar month thereafter. Interest shall be computed on a three hundred sixty
        (360)-day basis based upon the actual number of days elapsed.

        4. Section 2(E)(2)(b) of the Credit and Security Agreement is hereby deleted in its entirety with the following being inserted in place thereof:

                (b) Fixed Principal Installments. Subject otherwise to the terms and provisions of the LaGrange Term Note, the principal balance of the LaGrange Term Loan shall be payable in three (3) consecutive, equal monthly installments of EIGHT THOUSAND EIGHT HUNDRED EIGHTY-EIGHT AND 89/100 DOLLARS ($8,888.89) each, commencing on July 1, 2002 and continuing on the first day of each calendar month thereafter with the balance thereof payable in full on October 1, 2002.

        5. As a condition precedent to the effectiveness of this Agreement, Borrowers shall pay all reasonable legal fees and expenses of Lender incurred in connection with this Agreement.

        6. Borrowers hereby represent and warrant to Lender that (a) each Borrower has the legal power and authority to execute and deliver this Agreement; (b) this Agreement has been duly executed and delivered by each Borrower; (c) the execution and delivery hereof by each Borrower and the performance and observance by each Borrower of the provisions hereof do not violate or conflict with the organizational documents of such Borrower or any law applicable to such Borrower or result in a breach of any provision of or constitute a default under any other agreement, instrument or document binding upon or enforceable against such Borrower; (d) as of the date hereof, and after giving effect to the transactions contemplated by this Agreement, each Borrower is able to pay its debts as they mature and each Borrower's capital is sufficient and not unreasonably small for the business and transaction in which such Borrower is engaged or about


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to engage; (e) no Default or Event of Default exists under the Credit and
Security Agreement, nor will a Default or Event of Default occur upon the execution and delivery of this Agreement; and (f) this Agreement has been duly authorized, executed, and delivered by each Borrower and constitutes a legal, valid and binding obligation of each Borrower, enforceable in accordance with its terms.

        7. Each reference that is made in the Credit and Security Agreement or any other writing shall hereafter be construed as a reference to the Credit and Security Agreement as amended hereby. Except as herein otherwise specifically provided, all provisions of the Credit and Security Agreement shall remain in full force and effect in accordance with their terms and shall not be amended or modified hereby.

        8. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts and by facsimile signature, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

        9. THIS AGREEMENT AND THE NOTES SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF OHIO. EXCEPT AS OTHERWISE PROVIDED FOR IN THIS AGREEMENT OR AS REQUIRED BY APPLICABLE LAW, EACH BORROWER WAIVES (i) PRESENTMENT, DEMAND AND PROTEST AND NOTICE OF PRESENTMENT, PROTEST, DEFAULT, NONPAYMENT, MATURITY, RELEASE, COMPROMISE, SETTLEMENT, EXTENSION OR RENEWAL OF ANY OR ALL COMMERCIAL PAPER, ACCOUNTS, CONTRACT RIGHTS, DOCUMENTS, INSTRUMENTS, CHATTEL PAPER AND GUARANTIES AT ANY TIME HELD BY LENDER ON WHICH ANY BORROWER MAY IN ANY WAY BE LIABLE, (ii) NOTICE PRIOR TO TAKING POSSESSION OR CONTROL OF THE COLLATERAL WHICH MIGHT BE REQUIRED BY ANY COURT PRIOR TO ALLOWING LENDER TO EXERCISE ANY OF LENDER'S REMEDIES AND
(iii) ITS RIGHT TO A JURY TRIAL IN THE EVENT OF ANY LITIGATION INSTITUTED IN RESPECT OF THIS AGREEMENT, THE NOTES OR ANY OF THE OTHER CREDIT DOCUMENTS. EACH BORROWER ACKNOWLEDGES THAT IT HAS BEEN ADVISED BY COUNSEL OF ITS CHOICE WITH RESPECT TO THIS AGREEMENT AND THE TRANSACTIONS EVIDENCED BY THIS AGREEMENT. EACH BORROWER HEREBY IRREVOCABLY CONSENTS AND AGREES THAT ANY LEGAL ACTION IN CONNECTION WITH THIS AGREEMENT MAY BE INSTITUTED IN THE COURTS OF THE STATE OF OHIO, IN THE COUNTY OF STARK OR THE UNITED STATES COURTS FOR THE NORTHERN DISTRICT OF OHIO, AS LENDER MAY ELECT, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH BORROWER HEREBY IRREVOCABLY ACCEPTS AND SUBMITS TO, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, THE NON-EXCLUSIVE JURISDICTION OF ANY SUCH COURT, AND TO ALL PROCEEDINGS IN SUCH COURTS. BORROWERS AND LENDER ACKNOWLEDGE THAT JURY TRIALS OFTEN ENTAIL ADDITIONAL EXPENSES AND DELAYS NOT OCCASIONED BY NON-JURY TRIALS. BORROWERS AND LENDER AGREE AND STIPULATE THAT A FAIR TRIAL MAY BE HAD BEFORE A STATE OR FEDERAL JUDGE BY MEANS OF A BENCH TRIAL WITHOUT A JURY. IN VIEW OF THE FOREGOING, AND AS A SPECIFICALLY NEGOTIATED PROVISION OF THIS




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AGREEMENT, BORROWERS AND LENDER HEREBY EXPRESSLY WAIVE ANY RIGHT TO TRIAL BY
JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER THIS AGREEMENT, OR THE TRANSACTIONS RELATED HERETO, WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE; AND BORROWERS AND LENDER HEREBY AGREE AND CONSENT THAT BORROWERS OR LENDER MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

                                      LEXINGTON PRECISION CORPORATION


                                      By:  Michael A. Lubin
                                           -----------------------------------

                                      Its: Chairman of the Board
                                           -----------------------------------


                                      LEXINGTON RUBBER GROUP, INC.
                                      (FKA LEXINGTON COMPONENTS, INC.)


                                      By:  Michael A.Lubin
                                           -----------------------------------

                                      Its: Chairman of the Board
                                           -----------------------------------


                                      BANK ONE, NA (fka as Bank One, Akron, NA)


                                      By:  Randy Abrams
                                           -----------------------------------

                                      Its: Assistant Vice President
                                           -----------------------------------


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